UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.      )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement ☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
OHIO NATIONAL FUND, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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One Financial Way
Cincinnati, Ohio 45242

Post Office Box 237
Cincinnati, Ohio 45201-0237
Telephone: 513-794-6100

Ohio National Fund(SM)
July 6, 2006
Dear Ohio National or National Security Variable Contract Owner:
      Enclosed are information and voting instructions from your Ohio National Fund (the “Fund”) Board of Directors regarding a shareholders meeting on August 11, 2006, to elect directors and seek your approval of an amended Investment Advisory Agreement with Ohio National Investments, Inc. permitting the allocation of expenses of the Fund’s Chief Compliance Officer and his staff to the Fund and requiring the Adviser to provide the Board with any materials it requests, and assist in the collection of such materials from subadvisers, for purposes of reviewing and approving advisory and subadvisory agreements.
      The proxy statement provides information about the nominees for director and the other proposal. Your Board of Directors believes that the election of the nominees and your approval of the proposal are in your best interests. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND THE PROPOSAL.
      Although you are not a Fund shareholder, it is your right to instruct us how to vote the shares attributed to your variable contract. If you have any questions, you may contact our corporate secretary, Marc L. Collins, at 1-800-366-6654.
      Please complete, sign and return the voting instructions promptly in the envelope provided. No postage is needed if you mail it in the United States. You also may vote by the internet or by telephone by following the directions on the enclosed voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on August 10, 2006. Your instructions are important! As always, we thank you for your confidence and support.
Sincerely,
/s/ John J. Palmer
John J. Palmer
President
PS — Sign up today at www.ohionational.com for online delivery of your Ohio National policy or contract prospectuses, annual reports and semiannual reports and eliminate the bulky paper mailings. Through www.ohionational.com you also have 24-hour access to policy and contract values and may transfer funds among investment options and change funds allocations. If you haven’t had an opportunity to log on and check out this valuable tool, I encourage you to do so.
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Ohio National Fund, Inc.
One Financial Way
Montgomery, Ohio 45242

Notice of Meeting of Shareholders
August 11, 2006

      A meeting of the shareholders of the Ohio National Fund, Inc. will be held at the Fund’s office at One Financial Way in Montgomery, Ohio. The meeting will begin at 10:00 a.m. Eastern time on August 11, 2006.
      The meeting has been called for the following purposes:

1.	to elect directors,

2.	to seek your approval of an amended Investment Advisory Agreement with Ohio National Investments, Inc. permitting the allocation of expenses of the Fund’s Chief Compliance Officer and his staff to the Fund and requiring the Adviser to provide the Board with any materials it requests, and assist in the collection of such materials from subadvisers, for purposes of reviewing and approving advisory and subadvisory agreements, and

3.	to transact any other business that may properly come before the meeting.
      You are entitled to receive this notice and to vote at the special meeting if you were a shareholder of record of the Fund at the close of business on June 19, 2006.
      For the reasons given in the attached Proxy Statement, we (the Fund’s Board of Directors) recommend that you vote FOR the nominees and the proposal.

/s/ Marc L. Collins
Marc L. Collins
Secretary
July 6, 2006

Ohio National Fund, Inc.
One Financial Way
Montgomery, Ohio 45242
Proxy Statement
Meeting of Shareholders
August 11, 2006
      We, the Board of Directors of Ohio National Fund, Inc. (the “Fund”), are soliciting proxies for a meeting of the shareholders. The meeting will be held at 10:00 a.m. Eastern time on August 11, 2006. We are sending you this proxy statement and its enclosures if you are a Fund shareholder or if you have a variable contract with values allocated to one or more of the Fund’s portfolios. We are mailing the statement on or about July 6, 2006. Each shareholder of record as of the close of business on June 19, 2006 is entitled to one vote for each share owned at that time.
      You may revoke your proxy before the meeting by giving written notice to the Secretary of the Fund or by appearing in person at the meeting and notifying the Secretary that you intend to revoke your proxy. Your latest proxy revokes any earlier ones. All proxies that are properly signed and received in time and not revoked will be voted as marked. If you sign and return a proxy but do not show how you want to vote, we will vote it in favor of the proposals. We will vote the interests of any variable contract owners from whom we receive no voting instructions in proportion with the instructions that we do receive before the meeting. As a result, a small number of contract owners may determine the outcome.
      The Fund’s investment adviser, Ohio National Investments, Inc. (the “Adviser”) will pay the printing, mailing and legal costs for soliciting the proxies and all other costs. In addition to solicitation by mail, officers and representatives of the Fund and officers and employees of the Adviser and its affiliates, without extra compensation, may conduct additional solicitations personally, by telephone or by any other means available.
      The Fund has one class of shares, 100% of which is owned of record by The Ohio National Life Insurance Company (“ONLI”), Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLI called “Ohio National Life”) and National Security Life and Annuity Company (“National Security” or “NSLAC”). The address of Ohio National Life and National Security is One Financial Way, Montgomery, Ohio 45242. As of June 19, 2006, there were 148,818,737 shares issued and outstanding. ONLI owned 92.44% of these shares; ONLAC owned 7.01% and NSLAC owned 0.55%. These shares were allocated to Ohio National Life and National Security’s separate accounts as follows:

		Percent
Equity Portfolio	Shares	of Class

ONLI Variable Account A	13,044,259	72.26%
ONLI Variable Account B	751,786	4.16%
ONLI Variable Account C	2,631,016	14.58%
ONLI Variable Account D	98,343	0.54%
ONLAC Variable Account R	1,476,519	8.18%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	49,281	0.27%
Total Shares, Equity	18,051,205

		Percent
Money Market Portfolio	Shares	of Class

ONLI Variable Account A	15,681,683	77.04%
ONLI Variable Account B	205,273	1.01%
ONLI Variable Account C	3,476,747	17.08%
ONLI Variable Account D	180,823	0.89%
ONLAC Variable Account R	668,999	3.29%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	140,613	0.69%
Total Shares, Money Market	20,354,138

		Percent
Bond Portfolio	Shares	of Class

ONLI Variable Account A	12,088,728	84.81%
ONLI Variable Account B	254,059	1.78%
ONLI Variable Account C	1,403,470	9.85%
ONLI Variable Account D	46,265	0.32%
ONLAC Variable Account R	376,405	2.64%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	85,366	0.60%
Total Shares, Bond	14,254,293

		Percent
Omni Portfolio	Shares	of Class

ONLI Variable Account A	2,112,884	46.89%
ONLI Variable Account B	545,669	12.11%
ONLI Variable Account C	1,267,505	28.13%
ONLI Variable Account D	55,983	1.24%
ONLAC Variable Account R	521,197	11.57%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	2,431	0.05%
Total Shares, Omni	4,505,668

		Percent
International Portfolio	Shares	of Class

ONLI Variable Account A	18,601,736	82.66%
ONLI Variable Account B	595,566	2.65%
ONLI Variable Account C	1,735,250	7.71%
ONLI Variable Account D	118,546	0.53%
ONLAC Variable Account R	1,220,054	5.42%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	232,484	1.03%
Total Shares, International	22,503,637

		Percent
International Small Company Portfolio	Shares	of Class

ONLI Variable Account A	1,662,147	54.76%
ONLI Variable Account B	167,581	5.52%
ONLI Variable Account C	790,536	26.04%
ONLI Variable Account D	46,818	1.54%
ONLAC Variable Account R	364,690	12.01%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	3,588	0.12%
Total Shares, International Small Company	3,035,361

		Percent
Capital Appreciation Portfolio	Shares	of Class

ONLI Variable Account A	8,098,191	73.70%
ONLI Variable Account B	423,838	3.86%
ONLI Variable Account C	1,508,595	13.73%
ONLI Variable Account D	77,071	0.70%
ONLAC Variable Account R	813,953	7.41%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	67,038	0.61%
Total Shares, Capital Appreciation	10,988,686

		Percent
Millennium (formerly Discovery) Portfolio	Shares	of Class

ONLI Variable Account A	1,398,855	39.55%
ONLI Variable Account B	235,157	6.65%
ONLI Variable Account C	1,090,363	30.83%
ONLI Variable Account D	73,109	2.07%
ONLAC Variable Account R	738,789	20.89%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	910	0.03%
Total Shares, Millennium	3,537,183

		Percent
Aggressive Growth Portfolio	Shares	of Class

ONLI Variable Account A	622,922	25.27%
ONLI Variable Account B	91,855	3.73%
ONLI Variable Account C	1,180,639	47.90%
ONLI Variable Account D	48,816	1.98%
ONLAC Variable Account R	520,728	21.13%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	0	0.00%
Total Shares, Aggressive Growth	2,464,961

		Percent
Small Cap Growth Portfolio	Shares	of Class

ONLI Variable Account A	614,882	32.32%
ONLI Variable Account B	104,550	5.50%
ONLI Variable Account C	828,248	43.54%
ONLI Variable Account D	27,237	1.43%
ONLAC Variable Account R	324,830	17.08%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	2,523	0.13%
Total Shares, Small Cap Growth	1,902,270

		Percent
Mid Cap Opportunity Portfolio	Shares	of Class

ONLI Variable Account A	2,538,740	52.43%
ONLI Variable Account B	309,307	6.39%
ONLI Variable Account C	1,137,655	23.49%
ONLI Variable Account D	84,950	1.75%
ONLAC Variable Account R	769,044	15.88%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	2,486	0.05%
Total Shares, Mid Cap Opportunity	4,842,182

		Percent
Capital Growth Portfolio	Shares	of Class

ONLI Variable Account A	1,093,176	71.03%
ONLI Variable Account B	17,548	1.14%
ONLI Variable Account C	291,444	18.94%
ONLI Variable Account D	12,813	0.83%
ONLAC Variable Account R	124,109	8.06%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	0	0.00%
Total Shares, Capital Growth	1,539,090

		Percent
S&P 500 Index Portfolio	Shares	of Class

ONLI Variable Account A	6,374,904	48.89%
ONLI Variable Account B	574,031	4.40%
ONLI Variable Account C	4,078,642	31.28%
ONLI Variable Account D	214,208	1.64%
ONLAC Variable Account R	1,787,947	13.71%
NSLAC Variable Account L	535	0.00%
NSLAC Variable Account N	8,574	0.07%
Total Shares, S&P 500 Index	13,038,841

		Percent
High Income Bond Portfolio	Shares	of Class

ONLI Variable Account A	5,551,507	76.64%
ONLI Variable Account B	51,177	0.71%
ONLI Variable Account C	1,298,556	17.93%
ONLI Variable Account D	57,966	0.80%
ONLAC Variable Account R	268,726	3.71%
NSLAC Variable Account L	807	0.01%
NSLAC Variable Account N	14,744	0.20%
Total Shares, High Income Bond	7,243,483

		Percent
Blue Chip Portfolio	Shares	of Class

ONLI Variable Account A	1,936,349	77.33%
ONLI Variable Account B	18,395	0.73%
ONLI Variable Account C	402,462	16.07%
ONLI Variable Account D	14,073	0.56%
ONLAC Variable Account R	130,072	5.19%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	2,590	0.10%
Total Shares, Blue Chip	2,503,941

		Percent
Nasdaq-100 Index Portfolio	Shares	of Class

ONLI Variable Account A	7,058,700	79.90%
ONLI Variable Account B	21,585	0.24%
ONLI Variable Account C	1,416,144	16.03%
ONLI Variable Account D	53,639	0.61%
ONLAC Variable Account R	212,343	2.40%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	72,227	0.82%
Total Shares, Nasdaq-100 Index	8,834,636

		Percent
Bristol Portfolio	Shares	of Class

ONLI Variable Account A	3,204,366	86.98%
ONLI Variable Account B	7,461	0.20%
ONLI Variable Account C	389,710	10.58%
ONLI Variable Account D	1,849	0.05%
ONLAC Variable Account R	36,848	1.00%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	43,858	1.19%
Total Shares, Bristol	3,684,092

		Percent
Bryton Growth Portfolio	Shares	of Class

ONLI Variable Account A	1,189,184	80.25%
ONLI Variable Account B	4,636	0.31%
ONLI Variable Account C	215,368	14.53%
ONLI Variable Account D	3,669	0.25%
ONLAC Variable Account R	46,929	3.17%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	22,055	1.49%
Total Shares, Bryton Growth	1,481,841

		Percent
U.S. Equity Portfolio	Shares	of Class

ONLI Variable Account A	1,319,731	96.33%
ONLI Variable Account B	0	0.00%
ONLI Variable Account C	7,324	0.53%
ONLI Variable Account D	21	0.00%
ONLAC Variable Account R	0	0.00%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	42,953	3.14%
Total Shares, U.S. Equity	1,370,028

		Percent
Balanced Portfolio	Shares	of Class

ONLI Variable Account A	441,048	97.03%
ONLI Variable Account B	0	0.00%
ONLI Variable Account C	5,413	1.19%
ONLI Variable Account D	228	0.05%
ONLAC Variable Account R	0	0.00%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	7,853	1.73%
Total Shares, Balanced	454,542

		Percent
Covered Call Portfolio	Shares	of Class

ONLI Variable Account A	436,243	98.34%
ONLI Variable Account B	0	0.00%
ONLI Variable Account C	4,600	1.04%
ONLI Variable Account D	752	0.17%
ONLAC Variable Account R	250	0.06%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	1,780	0.40%
Total Shares, Covered Call	443,625

		Percent
Target VIP Portfolio	Shares	of Class

ONLI Variable Account A	456,046	98.29%
ONLI Variable Account B	0	0.00%
ONLI Variable Account C	100	0.02%
ONLI Variable Account D	0	0.00%
ONLAC Variable Account R	0	0.00%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	7,842	1.69%
Total Shares, Target VIP	463,988

		Percent
Target Equity/Income Portfolio	Shares	of Class

ONLI Variable Account A	1,280,015	96.89%
ONLI Variable Account B	11,959	0.91%
ONLI Variable Account C	100	0.01%
ONLI Variable Account D	0	0.00%
ONLAC Variable Account R	27,754	2.10%
NSLAC Variable Account L	0	0.00%
NSLAC Variable Account N	1,217	0.09%
Total Shares, Target Equity/Income	1,321,046
      Each share is entitled to one vote. For free copies of the Fund’s most recent annual and semi-annual financial reports, contact R. Todd Brockman (Treasurer) at One Financial Way, Montgomery, Ohio 45242. Telephone 1-800-366-6654.

SUMMARY OF PROPOSALS
      The purpose of the meeting is for shareholders to vote on the following proposals:

1.	To elect directors. The Board of Directors consists of five directors. The nominees are listed below under “Director Nominees.” Each nominee will be voted on separately. The combined votes of the shareholders of all 23 portfolios will apply to the election of each nominee.

2.	To approve an amended Investment Advisory Agreement permitting the Adviser, upon the approval of the Fund’s Board of Directors, including a majority of the Directors who are not interested persons of the Fund, to allocate expenses of the Fund’s Chief Compliance Officer and his staff to the Fund and requiring the Adviser to provide the Board with any materials it requests, and assist in the collection of such materials from subadvisers, for purposes of reviewing and approving advisory and subadvisory agreements. The proposed changes are described below under “Amended Investment Advisory Agreement.” The combined votes of the shareholders of all 23 portfolios will apply to the approval of the proposal.
      A plurality vote of the eligible shareholders is required for the election of each director and the affirmative vote of a majority of the outstanding voting securities is required for the approval of the proposal. A plurality vote means the five candidates receiving the most votes will be elected as members of the Board of Directors. Under the Investment Company Act of 1940 (the “1940 Act”), the affirmative vote of a majority of the outstanding voting securities means the lesser of:

•	67% of the shares represented at the Meeting (by proxy or in person) where more than half of the outstanding shares are represented, or

•	More than half of all the outstanding shares.
      If you are the owner of a Ohio National Life or National Security variable annuity or variable life insurance policy, you are not actually a Fund shareholder. Ohio National Life or National Security is the legal owner of the Fund shares represented by your variable contract values. However, Ohio National Life and National Security want you to return the Voting Instructions so that they can vote the Fund shares represented by your variable contract values in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the Fund proportionately in accordance with the instructions given by those contract owners who respond with their Voting Instructions. As a result, a small number of contract owners may determine the outcome.
      “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes are treated as shares that are present and entitled to vote. So long as a quorum is present, abstentions and broker non-votes will be cast in proportion to the votes received from other shareholders.
      The presence in person or by proxy of the holders of record of a majority of the Fund’s total shares outstanding and entitled to vote at the Meeting constitutes a quorum for transacting business at the Meeting. If sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals. They will vote against such adjournment those proxies required to be voted against the proposals.
      The Board of Directors unanimously recommends that you vote in favor of all the director nominees and FOR the proposal to amend the Investment Advisory Agreement.

Election of Directors
      At the meeting, the entire Board, consisting of five directors, is to be elected. Although the Fund does not have regularly scheduled meetings for the purpose of electing directors, the directors are expected to serve for approximately three years or until their respective successors are elected and qualified. The nominees for election as directors are listed under “Director Nominees.” All of the nominees are presently serving on the Board.
      Nomination of directors is a function of the Board’s Independent Directors Committee. The Independent Directors Committee consists of those directors (the “Independent Directors”) who are not “interested persons” as defined in the 1940 Act. Other than serving as Fund directors, the Independent Directors have no affiliation with the Fund or its Adviser or with any other entity affiliated with the Fund, Ohio National Life or National Security.
      Each of the candidates for director will be voted on, individually, by all the shareholders voting as a whole and not by portfolios. Each of the nominees has consented to being named in this proxy statement and to serving as a director if elected. If any nominee becomes unable or unwilling to accept election, the persons named as proxies will exercise their voting power in favor of such other persons as the Independent Directors Committee may recommend. We do not expect any of the nominees to be unable or unwilling to serve if elected. Directors serve a vital function in governing the Fund and looking out for shareholders’ interests. Thus, it is important for you to vote for the nominees.
      The Board of Directors met four times during the fiscal year ended December 31, 2005. Each Director attended at least 75% of the meetings during that fiscal year. Since the Fund is not required to convene annual shareholder meetings, the Fund does not have a policy requiring director attendance at such meetings.
Compensation of Directors
      The Independent Directors received aggregate total compensation of $114,400 from the Fund Complex in 2005, including an aggregate total of $109,000 from the Fund. (The “Fund Complex” consists of the Fund and another mutual fund having the same Adviser as the Fund, Dow Target Variable Fund LLC. It is described below under “Investment Advisory Services.”) Directors and officers of the Fund who are also officers or employees of the Fund, the Adviser, Ohio National Life, National Security or any entity affiliated with any of them, receive no compensation from the Fund. For the Fiscal year ended December 31, 2005, the current directors were compensated as follows:

Director	From the Fund	From Fund Complex

James E. Bushman	$27,500	$28,900
Joseph A. Campanella	$27,500	$28,900
L. Ross Love	$26,000	$27,200
John J. Palmer	None	None
George M. Vredeveld	$28,000	$29,400
      The Fund has no pension, retirement or deferred compensation plan for its directors or officers. All the compensation paid to the directors, as listed above, is in cash and not in Fund securities.

Committees of the Board
      The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee, which adopted a written charter on March 14, 2006. The Independent Directors Committee meets periodically with its own independent legal counsel to review matters of Fund governance. They also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee met four times in 2005. Three of the four members were present at all four meetings. Mr. Love was excused from one of the meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.
      The Independent Directors’ independent legal counsel is the law firm of Baker & Hostetler LLP. Baker & Hostetler has had extensive experience in 1940 Act and related mutual fund legal issues. The Independent Directors have determined that the firm has not engaged in any material business or representation on behalf of the Adviser, Ohio National Life, National Security or any of their affiliates.
      The Independent Directors Committee does not have a policy with regard to consideration of any director candidates recommended by shareholders. The separate accounts of Ohio National Life and National Security are the only shareholders of the Fund. The separate accounts are not operating entities, and have no officers or directors, so the Board does not feel it is appropriate to have a policy regarding shareholder nominations.
      Nomination of directors is a function of the Independent Directors Committee. The Independent Directors Committee does not have any minimum qualifications that a nominee must meet for a position on the Board of Directors. The Committee will take into account a wide variety of criteria in considering a potential candidate’s qualifications to serve as a director, including the ability of the candidate to contribute to the functioning of the Board and carrying out the responsibilities of the Board. The Committee may also consider other criteria, including, but not limited to (i) relevant experience, (ii) educational background, (iii) reputation for high ethical standards and personal and professional integrity, (iv) knowledge of the investment company industry, (v) financial, technical or other expertise, and (vi) time commitment to the performance of the duties of a director.
      The Independent Directors Committee may use any process it deems appropriate for the purpose of evaluating candidates for director, which may include, without limitation, personal interviews, background checks, written submissions by the candidates and third-party references.
      The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent auditors. The Board has ratified the written charter adopted by the Audit Committee on November 5, 2002 and amended on November 18, 2003. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the auditing engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met four times in 2005. All four members attended those meetings. The Audit Committee has elected Mr. Bushman as its Chairman. Messrs. Bushman and Campanella have been designated by the Board as “audit committee financial experts.”

Director Nominees
      All directors and officers of the Fund hold identical positions with the other entity in the Fund Complex, The Dow Target Variable Fund LLC.

			Term Served	Number of
			as Officer	Portfolios in	Principal Occupation and Other Directorships
Name and Address	Age	Position with the Fund	or Director	Fund Complex	During Past Five Years

Independent Directors
James E. Bushman 3040 Forrer Street Cincinnati, Ohio	61	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	31	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company, ABX Air Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.
Joseph A. Campanella 6179 Paderborne Drive Hudson, Ohio	63	Director, Member of Audit and Independent Directors Committees	Since May 2002	31	Retired. Until 2001, was Executive Vice President, Community Banking Division, U.S. Bank; Director: Ohio Savings Bank, Ohio Savings Financial Corporation.
L. Ross Love 615 Windings Way Cincinnati, Ohio	59	Director, Member of Audit and Independent Directors Committees	Since October 1998	31	Director, President and CEO: Blue Chip Enterprises Ltd. (a company with holdings in the automotive manufacturing, communications and medical equipment industries) Director: Radio One Inc., CBS Technologies; Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce; Chairman, Board of Trustees: United Way of Greater Cincinnati.
George M. Vredeveld University of Cincinnati P.O. Box 210223 Cincinnati, Ohio	63	Lead Independent Director, Member of Audit and Independent Directors Committees	Since March 1996	31	Alpaugh Professor of Economics, University of Cincinnati; President: Economic Center for Education & Research
Interested Director
John J. Palmer One Financial Way Montgomery, Ohio	66	President, Chairman of the Board and Director	Since July 1997	31	Director and Vice Chairman, ONLI; Director of the Adviser and various other Ohio National Life-affiliated companies; Director and CEO of NSLAC. Trustee, Cincinnati Symphony Orchestra, Cincinnati Opera.
Other Officers of the Fund

			Term Served	Number of
			as Officer	Portfolios in	Principal Occupation and Other Directorships
Name and Address	Age	Position with the Fund	or Director	Fund Complex	During Past Five Years

Thomas A. Barefield One Financial Way Montgomery, Ohio	53	Vice President	Since February 1998	31	Senior Vice President, Institutional Sales, ONLI; Prior to November 1997 was Senior Vice President of Life Insurance Company of Virginia.
Christopher A. Carlson One Financial Way Montgomery, Ohio	47	Vice President	Since March 2000	31	Senior Vice President, Chief Investment Officer, ONLI; President and Director of the Adviser.
Marc L. Collins One Financial Way Montgomery, Ohio	37	Secretary	Since March 2000	31	Second Vice President and Counsel, ONLI; Secretary of the Adviser.
R. Todd Brockman One Financial Way Montgomery, Ohio	37	Treasurer	Since August 2004	31	Assistant Vice President, Mutual Funds Operations; Prior to June 2004 was an Assurance Manager with Grant Thornton LLP, a certified public accounting firm.
Dennis R. Taney One Financial Way Montgomery, Ohio	58	Chief Compliance Officer	Since June 2004	31	Second Vice President, Chief Compliance Officer ONLI; Prior to June 2004 was Treasurer of the Fund.

Director Ownership in the Fund
      None of the Directors directly own shares of the Fund. Only one director, John Palmer, owned variable contracts that entitled him to give voting instructions to the Fund. Therefore, as of December 31, 2005, the Directors as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director as of December 31, 2005:

Aggregate Dollar Amount of
	Dollar Range of Beneficial Ownership	all shares in the Fund
Director	of each Portfolio as of 12/31/2005*	Complex as of 12/31/05*

Independent Directors
Joseph A. Campanella	None	None
James E. Bushman	None	None
L. Ross Love	None	None
George M. Vredeveld	None	None
Interested Director
John Palmer		D
Capital Appreciation Portfolio	C
Equity Portfolio	C
S&P 500 Index Portfolio	C

* Ranges:	None A= $1 to $10,000 B= $10,001 to $50,000 C= $50,001 to $100,000 D= over $100,000
Ownership of Securities of the Adviser and Related Companies
      As of December 31, 2005, no Independent Directors nor any of their immediate family members owned, beneficially or of record, securities of the Adviser, any subadviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, any subadviser or the distributor.
Shareholder Communication
      The Board of Directors does not have a process in place for shareholders to send communications to the Board. Ohio National Life and National Security own all the shares of the Fund through their separate accounts, which themselves are not operating entities. The Board, therefore, does not feel it is necessary to have a process in place for the shareholders of the Fund to send communications to the Board. As an owner of a Ohio National Life or National Security variable annuity or variable life insurance policy, however, you may send communications to Ohio National Life or National Security, One Financial Way, Montgomery, Ohio 45242.
Required Vote
      A plurality vote of the eligible shareholders is required for the election of each director. That means the five nominees will be elected if they receive more affirmative votes than any other nominees. The proposal will be voted on by all the shareholders voting as a whole and not by portfolios.
      Your Board of Directors, including all of the Independent Directors, unanimously recommends that you vote FOR each nominee.

Amended Investment Advisory Agreement
Allocation of Chief Compliance Officer Expenses
      Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”) under the 1940 Act, each investment company must adopt compliance policies and procedures and designate an individual as the Chief Compliance Officer (the “CCO”). The investment company’s policies and procedures must be reasonably designed to prevent violation of federal securities laws by the fund and provide for the oversight of compliance by the fund’s service providers, including any investment adviser. The investment company’s CCO is required to administer the investment company’s compliance policies and procedures and to meet, at least annually, with the independent directors of the investment company and provide a written report to its board. Similarly, investment advisers are required to adopt policies and procedures designed to prevent violations by the adviser of the Investment Advisers Act of 1940 and to designate a CCO to administer those policies and procedures. Investment companies and investment advisers were required to comply with these requirements by October 5, 2004.
      In accordance with the rules, the Fund and Adviser have each established the position of CCO with authority to employ the necessary resources to meet the SEC requirements. This position, for both the Fund and the Adviser, is currently held by Dennis Taney. The Investment Advisory Agreement between the Fund and the Adviser (the “Agreement”), adopted prior to October, 2004, provides that the Adviser will furnish at its own expense or pay the expenses of the Fund for necessary executive and other personnel for managing the affairs of the Fund. Currently, therefore, the Adviser pays the expenses, including salaries, of the Fund’s CCO and his staff. The proposed amended Agreement would permit the Adviser to allocate to the Fund, subject to the approval of the Fund’s Board of Directors, including a majority of the Directors who are not interested persons of the Fund, the portion of the expenses of the CCO and his staff that are attributable to work done for the Fund.
      The Board of Directors of the Fund believes that it is appropriate for the Fund to bear the expenses of the Fund’s CCO and his staff that are attributable to their compliance work for the Fund. The CCO and his staff play a necessary and vital role in ensuring the Fund is operated in compliance with federal securities laws. While the Fund’s CCO is also the CCO for the Adviser, many of the CCO’s responsibilities and functions are provided solely for the Fund. In the release adopting the rules requiring investment companies and investment advisers to designate a CCO, the SEC contemplated that one individual would likely serve as both the CCO for a fund and for the fund’s investment adviser since the positions would overlap. The Board feels that it is inequitable for the Adviser to bear all of the cost of the CCO since the Fund is now required by federal law to designate a CCO and since certain of the CCO’s work is done solely for the Fund.
Provision of Certain Materials to the Board of Directors by the Adviser
      Pursuant to Section 15(c) of the 1940 Act, the Board of Directors has a duty to request and evaluate such information as may be reasonably necessary to evaluate the terms of any advisory or subadvisory agreement, and the Adviser has a duty to provide such information. Currently, the Agreement does not explicitly address this duty of the Adviser. The Board of Directors desires to amend the Agreement to require that the Adviser provide any and all materials the Board requests for purposes of reviewing and approving the Agreement under Section 15(c) of the 1940 Act and assist in the collection of any and all materials from the subadvisers that the Board requests for purposes of reviewing and approving the subadvisory agreements. While the Adviser believes it is already legally required to provide such material to the Board upon the Board’s request, it has no objections to the proposed amended Agreement and has agreed to submit the amended Agreement to the shareholders for approval.
      Except as discussed in this proxy, all other terms of the Agreement would remain in effect. A copy of the Agreement as proposed to be amended and marked to reflect the changes is attached as Exhibit A.
Comparison of Current and Pro Forma Expenses
      The following tables describe the shareholder fees and annual operating expenses that you may pay if you buy and hold shares of the Fund with the current fees and expenses of the Fund and with estimated fees and expenses that would be in effect if the amended Agreement is adopted. For purposes of pro forma calculations, it is assumed that the Fund would have paid its allocation of the costs of the CCO and his staff for the entire fiscal year ended December 31, 2005.
Shareholder Fees (fees paid directly from your account): Not applicable
      The Fund has no sales charges, redemption fees, exchange fees or account fees. Those kinds of fees may be charged in connection with variable annuities and variable life insurance policies issued by Ohio National Life and National Security. Read your variable contract prospectus for a description of its fees and expenses.
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

			Total Fund
			Expenses
	Management	Other	without Waivers
Portfolio	Fees	Expenses	or Reductions*

Equity
Current	0.80%	0.08%	0.88%
Pro Forma	0.80%	0.08%	0.88%
Money Market*
Current	0.28%	0.09%	0.37%
Pro Forma	0.28%	0.09%	0.37%
Bond
Current	0.58%	0.10%	0.68%
Pro Forma	0.58%	0.10%	0.68%
Omni
Current	0.60%	0.11%	0.71%
Pro Forma	0.60%	0.12%	0.72%
International*
Current	0.86%	0.26%	1.12%
Pro Forma	0.86%	0.26%	1.12%
International Small Company
Current	1.00%	0.47%	1.47%
Pro Forma	1.00%	0.48%	1.48%
Capital Appreciation
Current	0.79%	0.09%	0.88%
Pro Forma	0.79%	0.09%	0.88%
Millennium (formerly Discovery)
Current	0.80%	0.10%	0.90%
Pro Forma	0.80%	0.11%	0.91%
Aggressive Growth
Current	0.80%	0.23%	1.03%
Pro Forma	0.80%	0.26%	1.06%
Small Cap Growth
Current	0.95%	0.16%	1.11%
Pro Forma	0.95%	0.19%	1.14%
Mid Cap Opportunity
Current	0.85%	0.10%	0.95%
Pro Forma	0.85%	0.11%	0.96%
Capital Growth
Current	0.90%	0.13%	1.03%
Pro Forma	0.90%	0.15%	1.05%
S&P 500 Index
Current	0.38%	0.09%	0.47%
Pro Forma	0.38%	0.09%	0.47%

			Total Fund
			Expenses
	Management	Other	without Waivers
Portfolio	Fees	Expenses	or Reductions*

High Income Bond
Current	0.75%	0.22%	0.97%
Pro Forma	0.75%	0.23%	0.98%
Blue Chip
Current	0.80%	0.12%	0.92%
Pro Forma	0.80%	0.13%	0.93%
Nasdaq-100 Index*
Current	0.49%	0.15%	0.64%
Pro Forma	0.49%	0.17%	0.66%
Bristol
Current	0.80%	0.16%	0.96%
Pro Forma	0.80%	0.18%	0.98%
Bryton Growth
Current	0.85%	0.26%	1.11%
Pro Forma	0.85%	0.31%	1.16%
U.S. Equity
Current	0.75%	0.30%	1.05%
Pro Forma	0.75%	0.36%	1.11%
Balanced*
Current	0.75%	0.80%	1.55%
Pro Forma	0.75%	0.96%	1.71%
Covered Call*
Current	0.80%	0.87%	1.67%
Pro Forma	0.80%	1.01%	1.81%
Target VIP*
Current	0.60%	6.79%**	7.39%**
Pro Forma	0.60%	7.25%**	7.85%**
Target Equity/ Income*
Current	0.60%	2.78%**	3.38%**
Pro Forma	0.60%	2.97%**	3.57%**
      The Fund has no distribution (12b-1) or service fees.

*	In 2005, the Adviser voluntarily waived part of its management fee in order to reduce the total fund expenses of the Money Market, International and Nasdaq-100 Index portfolios. The Adviser could reduce or eliminate the voluntary fee waivers for the portfolios at any time. Waivers related to the International and Nasdaq-100 Index portfolios were discontinued on April 30, 2005. The effect of these fee waivers was to reduce the Total Fund Expenses for those portfolios. The following shows the Total Fund Expenses, giving effect to these waivers, for 2005:

Total Fund
Expenses with
Portfolio	Waivers

Money Market
Current	0.33%
Pro Forma	0.33%
International
Current	1.11%
Pro Forma	1.11%
Nasdaq-100 Index
Current	0.54%
Pro Forma	0.56%

The Adviser has also agreed in its Advisory contract, which is renewed annually each August, to reimburse portfolios for certain excess operating expenses in excess of 1%, excluding management expenses. Such expenses may include fees for certain services such as legal or accounting services. The following reflects amounts the Adviser reimbursed to the indicated portfolios for the year ended December 31, 2005:

		Percentage of
		Average Total
	Dollar Amount	Net Assets
Portfolio	Reimbursed	Reimbursed

Balanced
Current	$1,652	0.05%
Pro Forma	6,247	0.22%
Covered Call
Current	1,874	0.07%
Pro Forma	6,469	0.20%
Target VIP
Current	9,228	5.79%**
Pro Forma	13,823	8.65%**
Target Equity/ Income
Current	6,641	1.78%**
Pro Forma	11,236	2.99%**

**	Ratios annualized due to portfolios’ inception dates of November 2, 2005.
Example
      This example is intended to help you compare the cost of investing your variable contract assets in the Fund with the cost of investing them in other mutual funds.
      The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts nor any expense waivers or reimbursements. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Equity
Current	$90	$281	$488	$1,084
Pro Forma	90	281	488	1,084
Money Market
Current	38	119	208	468
Pro Forma	38	119	208	468
Bond
Current	69	218	379	847
Pro Forma	69	218	379	847
Omni
Current	73	227	395	883
Pro Forma	74	230	401	894
International
Current	114	356	617	1,363
Pro Forma	114	356	617	1,363
International Small Company
Current	150	465	803	1,757
Pro Forma	151	468	808	1,768
Capital Appreciation
Current	90	281	488	1,084
Pro Forma	90	281	488	1,084
Millennium (formerly Discovery)
Current	92	287	498	1,108
Pro Forma	93	290	504	1,120

Portfolio	1 Year	3 Years	5 Years	10 Years

Aggressive Growth
Current	$105	$328	$569	$1,259
Pro Forma	108	337	585	1,294
Small Cap Growth
Current	113	353	612	1,352
Pro Forma	116	362	628	1,386
Mid Cap Opportunity
Current	97	303	525	1,166
Pro Forma	98	306	531	1,178
Capital Growth
Current	105	328	569	1,259
Pro Forma	107	334	579	1,283
S&P 500 Index
Current	48	151	263	591
Pro Forma	48	151	263	591
High Income Bond
Current	99	309	536	1,190
Pro Forma	100	312	542	1,201
Blue Chip
Current	94	293	509	1,131
Pro Forma	95	296	515	1,143
Nasdaq-100 Index
Current	65	205	357	798
Pro Forma	67	211	368	822
Bristol
Current	98	306	531	1,178
Pro Forma	100	312	542	1,201
Bryton Growth
Current	113	353	612	1,352
Pro Forma	118	368	638	1,409
U.S. Equity
Current	107	334	579	1,283
Pro Forma	113	353	612	1,352
Balanced
Current	158	490	845	1,845
Pro Forma	174	539	928	2,019
Covered Call
Current	170	526	907	1,976
Pro Forma	184	569	980	2,127
Target VIP Equity
Current	730	2,139	3,480	6,564
Pro Forma	774	2,256	3,655	6,818
Target Equity/ Income
Current	341	1,039	1,760	3,667
Pro Forma	360	1,094	1,850	3,836
Required Vote
      A vote of a majority of the outstanding voting securities is required for the approval of the amended Agreement. The proposal will be voted on by all the shareholders voting as a whole and not by portfolios.

      The Board of Directors considered the proposed amended Agreement, based on the factors discussed above and other information they considered relevant. Your Board of Directors, including all of the Independent Directors, unanimously recommends that you vote FOR the proposed amended Agreement.
INVESTMENT ADVISORY SERVICES
      The Adviser is a wholly-owned subsidiary of ONLI. The Adviser regularly furnishes to the Fund’s Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund’s Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the Equity, International, Capital Appreciation, Millennium, International Small Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, High Income Bond, Blue Chip, Bristol, Bryton Growth, U.S. Equity, Balanced, Covered Call, Target VIP and Target Equity/ Income Portfolios, and the equity component of the Omni portfolio, by delegating that implementation to Legg Mason, Federated Global, Jennison, Founders, Janus, RSIM, Eagle, Federated Investment, Federated Equity, Suffolk, ICON or First Trust as the case may be.
      The Adviser’s services are provided under the Agreement with the Fund. Under the Agreement, the Adviser provides personnel, including executive officers for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services (other than those provided by the custodian agreements with U.S. Bank and State Street Bank and Trust Company and an agency agreement with U.S. Bancorp Fund Services), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders’ meetings.
      Under a Service Agreement among the Fund, the Adviser and ONLI, ONLI has agreed to furnish the Adviser, at cost, the research facilities, services and personnel the Adviser may need to perform it duties under the Agreement. The Adviser has agreed to reimburse ONLI for its expenses in this regard. The Fund has not paid to the Adviser, or to any of its affiliates, any compensation for services other than under the Agreement during the last fiscal year. The Adviser is a wholly-owned subsidiary of ONLI. ONLI’s ultimate parent is Ohio National Mutual Holdings, Inc., a mutual insurance holding company owned by ONLI’s policyholders. The address of the Adviser, ONLI, the Fund and Ohio National Mutual Holdings, Inc. is One Financial Way, Montgomery, Ohio 45242.
      The president of the Adviser is Christopher A. Carlson. The Adviser’s directors are Mr. Carlson, Thomas A. Barefield, Therese S. McDonough, John J. Palmer and Marc L. Collins. Mr. Carlson is Senior Vice President and Chief Investment Officer of ONLI, Chief Investment Officer of National Security and Vice President of the Fund. Mr. Barefield is Senior Vice President — Institutional Sales of ONLI, Vice President — Marketing of National Security and Vice President of the Fund. Ms. McDonough is legal counsel to ONLI and its affiliates, Secretary of ONLI and Assistant Secretary of the Adviser and of National Security. Mr. Palmer is President of the Fund, Vice Chairman of ONLI and Chief Executive Officer of National Security. The Adviser’s Secretary, Mr. Collins, is also the Secretary of the Fund. He is principally employed as legal counsel to ONLI and its affiliates. The business address of each of these individuals is One Financial Way, Montgomery, Ohio 45242.
      The Agreement and Service Agreement were both entered into on May 1, 1996. As compensation for its services, the Adviser receives from the Fund annual fees under the Agreement on the basis of each portfolio’s average daily net assets during the month for which the fees are paid based on the following schedule:
Equity Portfolio
0.80% of first $500 million
0.75% of next $500 million
0.70% over $1 billion
Money Market Portfolio
0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion

Small Cap Growth
0.95% of first $100 million
0.90% of next $50 million
0.80% of next 150 million
0.75% over $300 million
Mid Cap Opportunity Portfolio
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Capital Appreciation Portfolio
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
Millennium (formerly Discovery) Portfolio
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
Aggressive Growth Portfolio
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
S&P 500 Index Portfolio
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bristol Portfolio
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Bond Portfolio
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Omni Portfolio
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International Portfolio
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Capital Growth Portfolio
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Blue Chip Portfolio
0.75% of first $100 million
0.70% of next $400 million
0.65% of next $500 million
International Small Company Portfolio
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
High Income Bond Portfolio
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100 Index Portfolio
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Covered Call Portfolio
0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million
U.S. Equity and Balanced Portfolios
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million
Bryton Growth Portfolio
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Target VIP and Target Equity/ Income Portfolios
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million
However, the Adviser is presently waiving its fees in excess of the following percentages of average daily net assets for these portfolios:

Money Market	0.25%

      During 2005, the Adviser received $11,853,273 in total fees from the Fund’s portfolios. The proposed amended Agreement will not change the investment advisory fees the Fund pays the Adviser. Therefore, if the amended Agreement had been in place for 2005, the fees the Adviser received from the Fund’s portfolios would have been the same as they were without the allocation of the CCO’s expenses.
      As of December 31, 2005, the Fund’s portfolios had the following total net assets (in millions of dollars):

Equity	$540.7
Money Market	169.6
Bond	139.0
Omni	66.2
International	212.2
International Small Company	49.9
Capital Appreciation	169.6
Millennium (formerly Discovery)	71.4
Aggressive Growth	16.6
Small Cap Growth	17.1
Mid Cap Opportunity	90.0
Capital Growth	28.2
S&P 500 Index	190.5
High Income Bond	54.0
Blue Chip	30.1
Nasdaq-100 Index	31.3
Bristol	30.0
Bryton Growth	11.2
U.S. Equity	12.7
Balanced	4.1
Covered Call	4.2
Target VIP	1.5
Target Equity/Income	3.6

Total Net Assets of Fund	$1,943.7
Subadvisers
      Under the Agreement, the Fund authorizes the Adviser to retain subadvisers for its various portfolios subject to the approval of the Fund’s Board of Directors. With the approval of the Board, the Adviser has entered into agreements with the following subadvisers to manage the investment and reinvestment of the assets of the portfolios indicated, subject to supervision by the Adviser.
Legg Mason Capital Management, Inc.
Equity Portfolio

Suffolk Capital Management, LLC
Omni Portfolio
Bristol Portfolio
Bryton Growth Portfolio

Federated Global Investment Management Corp.
International Portfolio
International Small Company Portfolio

Federated Investment Management Company
High Income Bond Portfolio

Federated Equity Management Company of Pennsylvania
Blue Chip Portfolio

Jennison Associates LLC
Capital Appreciation Portfolio

Neuberger Berman Management Inc.
Millennium (formerly Discovery) Portfolio

Janus Capital Management, LLC
Aggressive Growth Portfolio
Small Cap Growth Portfolio

RS Investment Management L.P.
Mid Cap Opportunity Portfolio

Eagle Asset Management, Inc.
Capital Growth Portfolio
ICON Advisers, Inc.
U.S. Equity Portfolio
Balanced Portfolio
Covered Call Portfolio

First Trust Advisors, L.P.
Target VIP Portfolio
Target Equity/ Income Portfolio

      As compensation for subadvisory services, the Adviser pays fees to the subadvisers. These fees are paid from the Adviser’s assets and do not affect any portfolio’s expenses. The subadvisory fees are calculated as a percentage of the portfolio assets managed by the subadvisers based on the following schedules:
Equity Portfolio
0.45% of first $500 million
0.40% over $500 million

Capital Appreciation Portfolio
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion

Aggressive Growth Portfolio
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million

Millennium (formerly Discovery) Portfolio
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million

High Income Bond Portfolio
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million

International Portfolio
0.45% of first $200 million
0.35% over $200 million

International Small Company Portfolio
0.75% of first $100 million
0.65% over $100 million

Mid Cap Opportunity Portfolio
0.60% of first $100 million
0.55% of next $100 million
0.50% over $500 million

Small Cap Growth Portfolio
0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million

Capital Growth Portfolio
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million

Blue Chip Portfolio
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
Omni Portfolio
0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.13% over $2 billion
Bristol Portfolio
0.45% of first $100 million
0.40% of nest $400 million
0.35% over $500 million
U.S. Equity and Balanced Portfolios
0.50 of first $200 million
0.45% of next $300 million
0.40% over $500 million
Target VIP and Target Equity/ Income Portfolios
0.35% of first $500 million
0.25% over $500 million
Covered Call Portfolio
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million
Bryton Growth Portfolio
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
      The Board of Directors and shareholders initially voted to approve the current Investment Advisory, Service and subadvisory agreements for each portfolio on the dates listed below:

Board of
	Directors	Shareholders

Equity (Investment Advisory and Service)	01-24-1996	03-28-1996
Equity (Sub-Advisory)	05-20-1999	07-22-1999
Money Market	01-24-1996	03-28-1996
Bond	01-24-1996	03-28-1996
Omni (Investment Advisory and Service)	01-24-1996	03-28-1996

Board of
	Directors	Shareholders

Omni (Sub-Advisory)	03-20-2002	04-30-2002
International (Investment Advisory and Service)	01-24-1996	03-28-1996
International (Sub-Advisory)	12-09-1998	04-05-1999
Capital Appreciation (Investment Advisory and Service)	01-24-1996	03-28-1996
Capital Appreciation (Sub-Advisory)	11-02-1999	04-03-2000
Millennium (formerly Discovery) (Investment Advisory and Service)	01-24-1996	03-28-1996
Millennium (formerly Discovery) (Sub-Advisory)	05-17-2006	N/A
International Small Company (Investment Advisory and Service)	01-24-1996	03-28-1996
International Small Company (Sub-Advisory)	12-09-1998	04-05-1999
Aggressive Growth (Investment Advisory and Service)	01-24-1996	03-28-1996
Aggressive Growth (Sub-Advisory)	11-07-2001	03-27-2002
Small Cap Growth (Investment Advisory and Service)	08-22-1996	01-02-1997
Small Cap Growth (Sub-Advisory)	08-23-2005	N/A
Mid Cap Opportunity (Investment Advisory and Service)	08-22-1996	01-02-1997
Mid Cap Opportunity (Sub-Advisory)	02-24-1999	04-05-1999
S&P 500 Index	08-22-1996	01-02-1997
Capital Growth (Investment Advisory and Service)	02-11-1998	04-30-1998
Capital Growth (Sub-Advisory)	05-29-2003	N/A
High Income Bond	02-11-1998	04-30-1998
Blue Chip	02-11-1998	04-30-1998
Nasdaq-100 Index	03-08-2000	05-01-2000
Bristol	03-20-2002	04-30-2002
Bryton Growth	03-20-2002	04-30-2002
U.S. Equity	03-08-2004	04-29-2004
Balanced	03-08-2004	04-29-2004
Covered Call	03-08-2004	04-29-2004
Target VIP	08-22-2005	10-31-2005
Target Equity/ Income	08-22-2005	10-31-2005
      These agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund’s directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.
      The Fund’s Board of Directors reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. This normally takes place at the Board’s August meeting. In reviewing the agreements, the Board reviews information provided to them by the Adviser and subadvisers before the meeting. The Board considers the nature and quality of services provided by the Adviser and each subadviser, the charges for those services, investment performance, and comparisons of the charges with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as the Adviser’s income, expenses and profitability, the extent to which the Adviser realizes economies of scale, other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which portfolio securities are purchased and sold. The performance of each portfolio is compared with that of its benchmark comparison index and with the performance of similar portfolios. Before the meeting at which the agreements are considered for adoption or continuance, the directors request and receive information from the Adviser and subadvisers relative to these factors. The Board also considers the Adviser’s and subadvisers’ compliance with investment policies, regulatory requirements and ethical standards. The independent directors also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements. Each agreement (and with respect to the Investment Advisory/ Sub-Advisory Agreements, each portfolio) is considered separately on its own merits. A discussion regarding the basis for the Board of Directors approving the Agreement and the subadvisory agreements is available in the Fund’s annual report and is reproduced in Exhibit B.
      The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days’ written notice to the Adviser by the Fund’s Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio’s outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days’ written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days’ written notice to the Fund and the other party. The Agreements will automatically terminate in the event of their assignment.
      The Securities and Exchange Commission has issued an order permitting the Adviser, subject to the Fund Board’s approval and oversight, to enter into, materially amend and terminate subadvisory agreements (other than with affiliated subadvisors). The shareholders of each portfolio approved this arrangement for subadvisory agreements entered into after April 30, 2002.
Other Funds Managed by the Adviser
      In addition to being the investment adviser to the Fund, the Adviser is also the investment adviser to The Dow Target Variable Fund LLC (“Dow Target”).
      Dow Target consists of the following portfolios, with their total net assets shown, in millions of dollars, as of December 31, 2005:

Dow Target 10 – First Quarter Portfolio	$2.3
Dow Target 10 – Second Quarter Portfolio	3.0
Dow Target 10 – Third Quarter Portfolio	2.9
Dow Target 10 – Fourth Quarter Portfolio	2.1
Dow Target 5 – First Quarter Portfolio	1.2
Dow Target 5 – Second Quarter Portfolio	1.0
Dow Target 5 – Third Quarter Portfolio	0.8
Dow Target 5 – Fourth Quarter Portfolio	1.0

Total Net Assets of Dow Target	$14.3
      As compensation for its services to Dow Target, the Adviser receives a monthly management fee based on Dow Target’s total net assets. This fee is calculated daily and is at the annual rate of 0.60% of the average daily total net assets. During 2005, the Adviser received $89,537 in fees from Dow Target.
      The Adviser is contractually obligated to reimburse portfolios of Dow Target for fund expenses, excluding management fees, in each quarter that exceed average net assets for the quarter times an annualized rate of 1%. In 2005, the Adviser reimbursed the Dow Target 5 Third Quarter Portfolio $26.86.
Brokerage Allocation
      The Adviser buys and sells the portfolio securities for the Money Market, Bond, S&P 500 Index and Nasdaq-100 Index portfolios, and the fixed-income component of the Omni portfolio, and selects the brokers and dealers to handle such transactions. Each of the subadvisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective subadviser. It is the intention of the Adviser and of each of the subadvisers to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio primarily consists of brokerage commissions or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
      In selecting brokers or dealers through whom to effect transactions, the Adviser and subadvisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or subadviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or subadviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or subadviser, or of benefit to its affiliates.
      Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a subadviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the subadvisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the subadvisers and conversely, transaction costs paid by other clients of the Adviser or the subadvisers may generate information which is beneficial to the Fund.
      Consistent with these policies, the subadvisers may, with the Board of Directors’ approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the subadviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. Additionally, it is possible that the Adviser or a subadviser may direct brokerage to a broker that also sells Ohio National Life or National Security’s products, either itself or through affiliates. Portfolio managers are strictly prohibited from considering variable product sales as a factor for directing brokerage.
INDEPENDENT REGISTERED ACCOUNTING FIRM
      The Board of Directors, and the Board’s Audit Committee, selected KPMG, LLP (“KPMG”) as the Fund’s independent registered public accounting firm during the Fund’s current fiscal year. Representatives of KPMG are not expected to be available at the meeting.
      The Audit Committee must pre-approve all audit and non-audit services provided by KPMG to the Fund. Any audit or non-audit service provided by KPMG to the Fund and any non-audit service provided by KPMG to the Adviser and entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (collectively, “Fund Service Provider”) that relate directly to the operations and financial reporting of the Fund are subject to approval by the Audit Committee before such service is provided.
      In circumstances where the Audit Committee did not pre-approve certain non-audit services that were rendered by KPMG to any Fund Service Provider that did not relate directly to the operations and financial reporting of the Fund, the Audit Committee will consider whether the provision of such non-audit service by KPMG is compatible with maintaining KPMG’s independence in auditing the Fund.
Audit Fees
      The aggregate fees billed for each of the last two fiscal years by KPMG for audit of the Fund’s financial statements or for services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years for the Fund are as follows:

Fiscal year ended	Fiscal year ended
December 31, 2005	December 31, 2004

$220,225	$187,950

Audit-Related Fees
      The aggregate fees billed for each of the last two fiscal years by KPMG for services rendered for assurance and related services to the Fund that are reasonably related to the performance of the audit or review of the Fund’s financial statements but are not reported as Audit Fees are as follows:.

Fiscal year ended	Fiscal year ended
December 31, 2005	December 31, 2004

$ 4,300	$ 4,000
      For each of the fiscal years ended December 31, 2005 and December 31, 2004, there were no Audit-Related Fees billed by KPMG that were required to be approved by the Audit Committee for services rendered on behalf of any Fund Service Provider for assurance and related services that relate directly to the operations and financial reporting of the Fund that are reasonably related to the performance of the audit or review of the Fund’s financial statements but are not reported as Audit Fees.
Tax Fees
      For each of the fiscal years ended December 31, 2005 and December 31, 2004, there were no Tax Fees billed by KPMG for professional services rendered to the Fund for tax compliance, tax advice or tax planning.
      For each of the fiscal years ended December 31, 2005 and December 31, 2004, there were no Tax Fees billed by KPMG that were required to be approved by the Audit Committee for professional services rendered on behalf of any Fund Service Provider for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.
All Other Fees
      For each of the fiscal years ended December 31, 2005 and December 31, 2004, there were no Other Fees billed by KPMG for products or services provided by KPMG to the Fund.
      For each of the fiscal years ended December 31, 2005 and December 31, 2004, there were no Other Fees billed by KPMG that were required to be approved by the Audit Committee for products or services rendered on behalf of any Fund Service Provider that relate directly to operations and financial reporting of the Fund.
      For each of the fiscal years ended December 31, 2005 and December 31, 2004, there were no fees billed by KPMG for non-audit services rendered on behalf of the Fund, the Adviser and the Fund Service Providers.
SHAREHOLDERS PROPOSALS
      The Fund is incorporated under Maryland law which does not require mutual funds to hold annual shareholders meetings. We generally intend to hold a meeting every three years to elect directors. We hold special meetings whenever necessary. Shareholder proposals may be included in the proxy statement for the next shareholders meeting. We must receive notice of any shareholder proposal within a reasonable time before the Fund begins to print and mail the proxy materials for the next meeting for the proposal to be included in the proxy solicitation materials for that meeting. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.
OTHER MATTERS TO COME BEFORE THE MEETING
      The Board of Directors is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the voting instructions in the accompanying form will confer upon the person or person entitled to vote the shares represented by such instructions the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Fund.

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Exhibit A
INVESTMENT ADVISORY AGREEMENT
      Agreement made as of this first day of ~~May, 1996~~                , 2006, by and between Ohio National Fund, Inc., a Maryland corporation (hereinafter called the “Fund”) and Ohio National Investments, Inc., an Ohio corporation (hereinafter called the “Adviser”).
      WHEREAS, the Fund and the Adviser wish to enter into an Agreement setting forth the terms upon which the Adviser will perform certain services for the Fund;
      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:
1. Appointment of Adviser
      The Fund hereby appoints the Adviser to manage the investment and reinvestment of the assets of the Fund and to perform the other services herein set forth, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms herein set forth. The Adviser hereby accepts such appointment and agrees during such period, to render the services and to assume the obligations herein set forth for the compensation herein provided. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Fund shall at all times be subject to any directives of the Fund’s Board of Directors, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.
2. Duties of Adviser
      In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, the Adviser shall:
      (a) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policies of the Fund, affecting the economy generally and individual companies or industries the securities of which are included in the Fund’s investment portfolios or are under consideration for inclusion therein;
      (b) regularly furnish to the Board of Directors of the Fund for approval, modification or rejection, recommendations with respect to investment programs consistent with the fundamental policies and related investment policies for each investment portfolio as set forth in the Fund’s currently effective prospectus and Statement of Additional Information;
      (c) take such steps as are necessary to implement the investment programs approved by the Fund’s Board of Directors by purchase and sale of securities, including the placing of orders for such purchase and sale; and
      (d) regularly report to the Fund’s Board of Directors with respect to implementation of the approved investment programs and the Adviser’s activities in connection with the administration of the Fund.
3. Use of Sub-Advisers
      In providing the services and assuming the obligations set forth herein, in connection with any investment portfolio of the Fund, the Adviser may at its expense employ one or more Sub-Advisers, or may enter into such service agreements as the Adviser deems appropriate in connection with the performance of its duties and obligations hereunder. Reference herein to the duties and responsibilities of the Adviser shall include any Sub-Adviser employed by the Adviser to the extent the Adviser shall delegate such duties and responsibilities to any such Sub-Adviser. Any agreement between the Adviser and a Sub-Adviser shall be subject to the approval of the Fund, its Board of Directors, and shareholders of any portfolio affected thereby, as required by the Investment Company Act of 1940, as amended (the “1940 Act”), and any such Sub-Adviser shall at all times be subject to the direction of the Board of Directors of the Fund or any officer of the Fund acting pursuant to the Board’s authority. Furthermore, the Adviser shall perform ongoing due diligence oversight of any such Sub-Adviser in order to assure continuing quality of performance by said Sub-Adviser. The Adviser also agrees to assist in the collection of materials from any such Sub-Adviser that the Board reasonably requests for purposes of reviewing or approving a sub-advisory agreement under Section 15(c) of the 1940 Act.
4. To be Furnished by the Adviser
      In addition to performing the obligations set forth in paragraph 2 hereof, the Adviser shall furnish at its own expense or pay the expenses of the Fund for the following:
      (a) office space in the offices of the Adviser or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment;
      (b) necessary executive and other personnel for managing the affairs of the Fund, including personnel to perform clerical, accounting and other office functions (exclusive of those related to and to be performed under contract for custodial, bookkeeping, transfer and dividend disbursing agency services by any bank or other agents selected to perform such services, and exclusive of those related to the Fund’s Chief Compliance Officer and staff); and
      (c) all information and services, other than services of counsel, required in connection with the preparation of registration statements, prospectuses and statements of additional information, including amendments and revisions thereto; all annual, semi-annual and periodic reports; and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities.
5. Items Not Required to be Furnished by the Adviser
      Nothing in paragraph 4 hereof shall require the Adviser to bear, or to reimburse the Fund for:
      (a) any of the costs of printing and mailing the items referred to in subparagraph (c) of paragraph 4;
      (b) the costs of preparation, printing and mailing disclosure documents required by regulatory authorities;
      (c) compensation of directors of the Fund who are not directors, officers or employees of the Adviser;
      (d) compensation of the Fund’s Chief Compliance Officer (who is selected by the Board and whose compensation is approved by the Board, including a majority of the Fund’s Board who are not interested persons of the Fund), the salary of any member of the Chief Compliance Officer’s staff, provided such salary expenses are properly allocated between the Fund and other affiliates, and any costs associated with the monitoring, testing and revision of the Fund’s compliance policies and procedures required by Investment Company Act Rule 38a-1.
      (e~~d~~) registration, filing and other fees in connection with requirements of regulatory authorities;
      (f~~e~~) the charges and expenses of any custodian appointed by the Fund for custodial services;
      (g) charges and expenses of independent accountants retained by the Fund;
      (h~~g~~) charges and expenses of any transfer, bookkeeping and dividend disbursing agent appointed by the Fund;
      (i~~h~~) brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;
      (j~~i~~) taxes and corporate fees payable by the Fund to federal, state or other governmental agencies;
      (k~~j~~) the cost of stock certificates, if any, representing shares of the Fund;
      (l~~k~~) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with regulatory authorities; and
      (m~~l~~) expenses of shareholders and directors meetings.

6. Related Services
      (a) The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.
      (b) To better enable it to fulfill its obligations hereunder, the Adviser has entered into a service agreement with The Ohio National Life Insurance Company, to which the Fund is also a party, under which The Ohio National Life Insurance Company has agreed to furnish certain personnel and facilities to the Adviser on a cost reimbursement basis.
      (c) The Adviser and any persons performing executive, administrative or trading functions for the Fund, whose services were made available to the Fund by the Adviser, are specifically authorized to allocate brokerage business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange, or any other securities broker, an amount of commission for effecting a securities transaction in excess of the amount another member of an exchange or broker would have charged for effecting that transaction, if the Adviser or such person determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), provided by such member or broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to any accounts as to which the Adviser exercises investment discretion, as that term is defined in Section 3(a)(35) of the 1934 Act.
7. Compensation of Adviser
      (a) Each investment portfolio of the Fund shall pay the Adviser, as full compensation for all services rendered and all facilities furnished hereunder, a fee computed separately for each portfolio of the Fund at the annual rates shown on Schedule A hereof or, as to any portfolios added to the Fund after the date first above written, on any additional Schedules hereto, which rates shall be based on the current value of the respective portfolio’s average total net assets.
      (b) Fees shall be payable at such intervals, not more frequently than monthly and not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Adviser. The fees shall be calculated on the basis of the average of all valuations of the net assets of each respective portfolio, made as of the time each business day that the Board of Directors has set for valuing the current net assets of the Fund, during the period for which the fees are paid.
8. Reimbursement of Excess Expenses
      If in any calendar quarter the total of all ordinary business expenses applicable to any investment portfolio (excluding the fee payable under paragraph 7 above to the Adviser, taxes, portfolio brokerage commissions and interest) should exceed one percent of the average net assets of such investment portfolio as computed above in paragraph 7, the Adviser shall pay such excess. For the purposes of this paragraph the term “calendar quarter” shall include the portion of any calendar quarter which shall have lapsed at the date of termination of this agreement and the expense limitation shall be that part of 1% proportional to the portion of a full calendar quarter lapsed.
9. Interested Persons of the Fund and the Adviser
      It is understood that directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser as directors, officers, shareholders, or otherwise, that directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise, that the Adviser may be interested in the Fund and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Articles of Incorporation of the Fund and the Adviser, respectively, or by specific provision of applicable law.

10. Liabilities of Adviser
      Neither the Adviser nor any of its directors, officers or employees, nor any person performing executive, administrative or trading functions shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its, his or her duties on behalf of the Fund or from reckless disregard by the Adviser or any such person of the Adviser’s duties under this Agreement. Without limiting the generality of the foregoing, neither the Adviser nor any such person shall be deemed to have acted unlawfully or to have breached any duty to the Fund under state or federal law in effect at the date of the enactment of Section 28(e) of the 1934 Act solely by reason of having caused the Fund to pay a member of any securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the commission another member of a securities exchange, or another securities broker or dealer, would have charged for effecting that transaction if the Adviser or such other person determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to any accounts to which the Adviser exercises investment discretion.
11. Duration, Termination and Amendment
      (a) This Agreement shall become effective as to any portfolio upon its approval for such portfolio by the Board of Directors of the Fund and the shareholders of the class of capital stock designated for that portfolio. This Agreement will continue in effect for a period more than two years from the date of its effectiveness as to any portfolio only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the directors of the Fund who are not interested persons (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Adviser agrees to comply with reasonable requests for information or materials by the Board for purposes of annually reviewing and approving the continuance of the Agreement under Section 15(c) of the 1940 Act. The required shareholder approval of this Agreement or of any continuance of this Agreement shall be effective with respect to a portfolio if a majority of the outstanding voting securities of the class (as defined in Rule 18f-2(h) under the 1940 Act) of capital stock of the portfolio votes to approve the Agreement or its continuance, notwithstanding that this Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of the entire Fund.
      (b) If the shareholders of capital stock of any portfolio fail to approve any continuance of this Agreement, the Adviser will continue to act as investment adviser with respect to that portfolio pending the required approval of this Agreement or its continuance, or of a new contract with the Adviser or a different investment adviser or other definitive action; provided, that the compensation received by the Adviser in respect of that portfolio during such period will be no more than the Adviser’s actual costs incurred in furnishing investment advisory and management services to such portfolio or the amount it would have received under this Agreement, whichever is less.
      (c) This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or, with respect to any portfolio, by the vote of a majority of the outstanding voting securities of that portfolio on 60 days’ written notice to the Adviser, or by the Adviser, on 90 days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).
      (d) This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each affected portfolio and by the vote of a majority of the directors of the Fund who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12. Notices and Governing Law
      (a) Any notice under the Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other party at such address as the other party may designate for the receipt of notices. Until further notice to the other party it is agreed that the address of the Fund and that of the Adviser for this purpose shall be ~~237 William Howard Taft Road~~One Financial Way, Montgomery, Ohio 45242~~19~~.
      (b) This Agreement shall be governed by the law of Ohio.
      In Witness Whereof, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers, in Montgomery, Ohio, as of the date first above written.

Ohio National Fund, Inc.	Ohio National Investments, Inc.

By John Palmer, President	By Christopher A. Carlson, President

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Exhibit B
Review and Approval of Advisory and Sub-Advisory Agreements
      Within its August 23, 2005 meeting, the Ohio National Fund Board of Directors considered the re-approval of the Investment Advisory Agreement and the sub-advisory agreements for a one year term. The Board was assisted in its review by independent legal counsel. A summation of the factors considered on a Portfolio-by-Portfolio basis is presented below:

Equity Portfolio (Adviser — ONI, Sub-adviser — Legg Mason)

The Board reviewed and considered the net advisory fee of 0.7998% and net sub-advisory fee of 0.4207%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 80th percentile of the Lipper “Variable Insurance Products Multi-Cap Core” peer group (with the first percentile representing the lowest expenses, and the 100th percentile representing the highest expenses). The Board considered the advisory fee breakpoint schedule for the Portfolio, which was amended in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 56th percentile of its Lipper peer group over the one-year period, the 3rd percentile over the three-year period, and the 30th percentile over the five-year period (with the first percentile representing the highest performance and the 100th percentile representing the lowest performance). The Board considered that ONI was reporting profitability of 35.34% and that the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability of ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because performance of the Portfolio was satisfactory over the one-year period and very good over the three-year period, when compared to the peer group of funds; the advisory fees were within the range of the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

Money Market Portfolio (Adviser — ONI)

The Board reviewed and considered the net advisory fee of 0.2500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 11th percentile of the Lipper “Variable Insurance Products Money Market” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 10th percentile of its Lipper peer group over the one-year period, the 22nd percentile over the three-year period, and the 19th percentile over the five-year period. The Board considered that ONI had waived fees for the Portfolio during the year. The Board considered that ONI was reporting a negative profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was good in comparison to the performance of the Lipper peer group, the advisory fees were low in comparison to the Lipper peer group, and ONI was reporting no profit from the management of the Portfolio.

Bond Portfolio (Adviser — ONI)

The Board reviewed and considered the net advisory fee of 0.6000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 76th percentile of the Lipper “Variable Insurance Products Corp. Debt — BBB” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 40th percentile of its Lipper peer group over the one-year period, the 48th percentile over the three-year period, and the 45th percentile over the five-year period. The Board considered that ONI was reporting 57.98% profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was above average over the one-, three-, and five-year periods in comparison to the performance of the Lipper peer group, the advisory fees were within the range of the peer group funds, and ONI profitability was reasonable.

Omni Portfolio (Adviser — ONI, Sub-adviser — Suffolk)

The Board reviewed and considered the net advisory fee of 0.6000% and net sub-advisory fee of 0.3000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 48th percentile of the Lipper “Variable Insurance Products Flexible” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 26th percentile of its Lipper peer group over the one-year period, the 52nd percentile over the three-year period, and the 100th percentile over the five-year period. The Board considered that ONI was reporting profitability of 24.05% with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been good; the advisory fees were at the average of fees for the peer group funds; and the profitability reported by ONI was reasonable.

International Portfolio (Adviser — ONI, Sub-adviser — Federated Global)

The Board reviewed and considered the net advisory fee of 0.8500% and net sub-advisory fee of 0.4000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 38th percentile of the Lipper “Variable Insurance Products International Growth” peer group. The Board considered the reduction in the advisory fee in May 2005 and the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 97th percentile of its Lipper peer group over the one-year period, the 90th percentile over the three-year period, and the 97th percentile over the five-year period. The Board considered that ONI was reporting profitability of 44.89%. It was noted that Federated Global computes its profitability based on overall corporate profitability, and not profitability with respect to the sub-advisory agreement with the adviser and this Portfolio. As a result, the Board concluded that the provided sub-adviser profitability information was of limited value. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the reduction in the advisory fee and the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the advisory fees were relatively low when compared to the peer group funds; the advisory fee was reduced and the breakpoint schedule was amended in May 2005; ONI had taken steps to address the underperformance of the Portfolio and expects to take further action if performance does not improve; and the profitability reported by ONI was reasonable.

Capital Appreciation Portfolio (Adviser — ONI, Sub-adviser — Jennison)

The Board reviewed and considered the net advisory fee of 0.7970% and net sub-advisory fee of 0.3703%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 74th percentile of the Lipper “Variable Insurance Products Multi-Cap Value” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 83rd percentile of its Lipper peer group over the one-year period, the 84th percentile over the three-year period, and the 16th percentile over the five-year period. The Board considered that ONI was reporting profitability of 45.07% and the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the steps ONI will take to address the under-performance by the Portfolio, (5) the amendment to the breakpoint schedule in May 2005, and (6) the profitability from ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the longer-term performance of the Portfolio had been satisfactory; ONI will closely monitor the performance of the Portfolio and will work with the Portfolio managers to address the recent under-performance by the Portfolio; the advisory fees were within the range of the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

Discovery Portfolio (Adviser — ONI, Sub-adviser — Founders)

The Board reviewed and considered the net advisory fee of 0.8000% and net sub-advisory fee of 0.5500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 52nd percentile of the Lipper “Variable Insurance Products Small-Cap Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 74th percentile of its Lipper peer group over the one-year period, the 78th percentile over the three-year period, and the 80th percentile over the five-year period. The Board considered that ONI was reporting profitability of 22.96% and the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the steps ONI will take to address the under-performance by the Portfolio, (5) the amendment to the breakpoint schedule in May 2005, and (6) the profitability from ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the year-to-date performance of the Portfolio had been good; the longer-term performance of the Portfolio had been satisfactory; ONI will closely monitor the performance of the Portfolio and report to the Board; the advisory fees were at the average for the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

International Small Company Portfolio (Adviser — ONI, Sub-adviser — Federated Global)

The Board reviewed and considered the net advisory fee of 1.0000% and net sub-advisory fee of 0.7500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 88th percentile of the Lipper “Variable Insurance Products International Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 10th percentile of its Lipper peer group over the one-year period, the 5th percentile over the three-year period, and the 16th percentile over the five-year period. The Board considered that ONI was reporting profitability of 18.19% from investment management services with respect to the Portfolio. It was noted that Federated Global computes its profitability based on overall corporate profitability, and not profitability with respect to the sub-advisory agreement with the adviser and this Portfolio. As a result, the Board concluded that the provided sub-adviser profitability information was of limited value. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good compared to the peer group of funds; the advisory fees were within the range of the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability reported by ONI was reasonable.

Aggressive Growth Portfolio (Adviser — ONI, Sub-adviser — Janus)

The Board reviewed and considered the net advisory fee of 0.8000% and net sub-advisory fee of 0.5500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 69th percentile of the Lipper “Variable Insurance Products Multi-Cap Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 33rd percentile of its Lipper peer group over the one-year period, the 70th percentile over the three-year period, and the 72nd percentile over the five-year period. The Board considered that ONI was reporting profitability of 22.93% and the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the year-to-date performance of the Portfolio had been very good; the performance for the one-year period had been good, reflecting an improvement from the longer-term performance of the Portfolio; the advisory fees were within the range of fees for the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

Small Cap Growth Portfolio (Adviser — ONI, Sub-adviser at date of re-approval — UBS, Sub-adviser from November 2, 2005 to December 31, 2005 — Janus)

The Board reviewed and considered the net advisory fee of 0.9500% and net sub-advisory fee of 0.6500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 90th percentile of the Lipper “Variable Insurance Products Small-Cap Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 7th percentile of its Lipper peer group over the one-year period, the 29th percentile over the three-year period, and the 96th percentile over the five-year period. The Board considered that ONI was reporting profitability of 24.56% and the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good; the advisory fees were within the range of fees for the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

Mid Cap Opportunity Portfolio (Adviser — ONI, Sub-adviser — RSIM)

The Board reviewed and considered the net advisory fee of 0.8500% and net sub-advisory fee of 0.6000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 73rd percentile of the Lipper “Variable Insurance Products Mid-Cap Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 52nd percentile of its Lipper peer group over the one-year period, the 11th percentile over the three-year period, and the 35th percentile over the five-year period. The Board considered that ONI was reporting profitability of 21.58% and the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the longer-term performance of the Portfolio had been very good; the recent performance had been satisfactory; ONI will closely monitor performance of the Portfolio and report to the Board; the advisory fees were within the range of fees for the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

S&P 500 Index Portfolio (Adviser — ONI)

The Board reviewed and considered the net advisory fee of 0.3765%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 98th percentile of the Lipper “Variable Insurance Products S&P 500 Index Objective” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 82nd percentile of its Lipper peer group over the one-year period, the 66th percentile over the three-year period, and the 100th percentile over the five-year period. The Board considered that ONI was reporting a 36.36% profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was satisfactory over the one- and three-year periods; the Portfolio had tracked the index when expenses were excluded, and had performed as intended; the Portfolio had performed within the range of peer group funds; the advisory fees were within the range of the peer group funds; the Portfolio will reach a breakpoint in the investment advisory fee at $250 million in assets; and ONI profitability was reasonable.

Blue Chip Portfolio (Adviser — ONI, Sub-adviser — Federated Equity)

The Board reviewed and considered the net advisory fee of 0.7500% and net sub-advisory fee of 0.5000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 71st percentile of the Lipper “Variable Insurance Products Large-Cap Value” peer group. The Board considered the reduction in the investment advisory fee and the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 78th percentile of its Lipper peer group over the one-year period, the 71st percentile over the three-year period, and the 71st percentile over the five-year period. The Board considered that ONI was reporting profitability of 28.03% from investment management services with respect to the Portfolio. The Board noted that ONI waived fees for the Portfolio during the year. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the reduction in the advisory fee and the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been satisfactory and improving; the advisory fees were within the range of the peer group funds; the advisory fee was reduced and the breakpoint schedule was amended in May 2005; and the profitability reported by ONI was reasonable.

High Income Bond Portfolio (Adviser — ONI, Sub-adviser — Federated Investment)

The Board reviewed and considered the net advisory fee of 0.7500% and net sub-advisory fee of 0.5000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 83rd percentile of the Lipper “Variable Insurance Products High Current Yield” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 58th percentile of its Lipper peer group over the one-year period, the 40th percentile over the three-year period, and the 25th percentile over the five-year period. The Board considered that ONI was reporting profitability of 29.21% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been satisfactory; the advisory fees were within the range of the peer group funds; the breakpoint schedule was amended in May 2005; ONI intends to closely monitor the performance of the Portfolio; and the profitability reported by ONI was reasonable.

Capital Growth Portfolio (Adviser — ONI, Sub-adviser — Eagle)

The Board reviewed and considered the net advisory fee of 0.9000% and net sub-advisory fee of 0.5900%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 65th percentile of the Lipper “Variable Insurance Products Small-Cap Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 41st percentile of its Lipper peer group over the one-year period, the 63rd percentile over the three-year period, and the 80th percentile over the five-year period. The Board considered that ONI was reporting profitability of 27.02% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been satisfactory; the advisory fees were within the range of fees for the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability reported by ONI was reasonable.

Nasdaq-100 Index Portfolio (Adviser — ONI)

The Board reviewed and considered the net advisory fee of 0.4000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 100th percentile of the Lipper “Variable Insurance Products S&P 500 Index Objective” peer group (the only index fund data provided by Lipper). The Board considered the advisory fee reduction and breakpoint schedule for the Portfolio, which was implemented in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 53rd percentile of its Lipper peer group over the one-year period, the 63rd percentile over the three-year period, and the 13th percentile over the five-year period. The Board considered that ONI was reporting negative profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the reduction in the investment advisory fee and implementation of breakpoints in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was satisfactory over the one-, three-, and five-year periods; the Portfolio had tracked the index when expenses were excluded, and had performed as intended; the Portfolio had performed within the range of the peer group funds; the advisory fees were within the range of the peer group funds; the advisory fee was reduced in May 2005, and a breakpoint schedule was implemented; the investment adviser waived advisory fees for the Portfolio during the year; and ONI reported no profitability.

Bristol Portfolio (Adviser — ONI, Sub-adviser — Suffolk)

The Board reviewed and considered the net advisory fee of 0.8000% and net sub-advisory fee of 0.4500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 81st percentile of the Lipper “Variable Insurance Products Large-Cap Core” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 7th percentile of its Lipper peer group over the one-year period and the 91st percentile over the three-year period. The Board considered that ONI was reporting profitability of 19.45%. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good; the advisory fees were within the range of fees for the peer group funds; the breakpoint schedule was amended in May 2005, and the profitability reported by the adviser was reasonable.

Bryton Growth Portfolio (Adviser — ONI, Sub-adviser — Suffolk)

The Board reviewed and considered the net advisory fee of 0.8500% and net sub-advisory fee of 0.5000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 56th percentile of the Lipper “Variable Insurance Products Small-Cap Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 56th percentile of its Lipper peer group over the one-year period, and the 99th percentile over the three-year period. The Board considered that the adviser was reporting profitability of 14.48% with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by the adviser and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability to the advisor, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been good since the change in Portfolio manager in May 2004; the advisory fees were at the average of fees for the peer group funds; the breakpoint schedule was amended in May 2005, and the profitability reported by the advisor was reasonable.

U.S. Equity Portfolio (Adviser — ONI, Sub-adviser — ICON)

The Board reviewed and considered the net advisory fee of 0.7500% and net sub-advisory fee of 0.5000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 70th percentile of the Lipper “Variable Insurance Products Multi-Cap Core” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 99th percentile of its Lipper peer group over the one-year period. The Board considered that the adviser was reporting profitability of 10.46% and the sub-adviser was reporting negative profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by the adviser and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability to the adviser and the sub-advisor, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needed time to become established; the advisory fees were within the range of fees for the peer group funds; the adviser will closely monitor the performance of the Portfolio and report to the Board at future meetings; and the profitability measures reported by the adviser and sub-adviser were reasonable.

Balanced Portfolio (Adviser — ONI, Sub-adviser — ICON)

The Board reviewed and considered the net advisory fee of 0.7500% and net sub-advisory fee of 0.5000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 82nd percentile of the Lipper “Variable Insurance Products Flexible” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 12th percentile of its Lipper peer group over the one-year period. The Board considered that the adviser and sub-adviser were reporting negative profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by the adviser and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability to the adviser and the sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needed time to become established; the performance had been great; the advisory fees were within the range of fees for the peer group funds; and each of the adviser and sub-adviser were reporting a loss from the investment management services provided to the Portfolio.

Covered Call Portfolio (adviser — ONI, Sub-adviser — ICON)

The Board reviewed and considered the net advisory fee of 0.8000% and net sub-advisory fee of 0.5500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 81st percentile of the Lipper “Variable Insurance Products Multi-Cap Core” peer group. The Board considered that performance for the Portfolio placed the Portfolio in the 83rd percentile of its Lipper peer group over the one-year period. The Board considered that the adviser and sub-adviser were reporting negative profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by the adviser and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio. The Board considered the breakpoint schedule for the investment advisory and sub-advisory fees.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability to the adviser and the sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needed time to become established; the performance had been satisfactory for a start-up Portfolio; the advisory fees were within the range of fees for the peer group funds; the adviser will closely monitor the performance of the Portfolio and report to the Board at future meetings; and each of the adviser and sub-adviser were reporting a loss from the investment management services provided to the Portfolio.

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OHIO NATIONAL FUND, INC.
VOTING INSTRUCTIONS FOR
A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 11, 2006
THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
THE OHIO NATIONAL LIFE INSURANCE COMPANY,
OHIO NATIONAL LIFE ASSURANCE CORPORATION AND
NATIONAL SECURITY LIFE AND ANNUITY COMPANY
I (we) acknowledge receipt of a copy of the Notice of Shareholders’ Meeting and Proxy Statement. I (we) instruct The Ohio National Life Insurance Company, Ohio National Life Assurance Corporation and National Security Life and Annuity Company (collectively “Ohio National”) to vote the Ohio National Fund, Inc., shares attributable to my (our) variable contract at the meeting of shareholders to be held on August 11, 2006, at 10:00 a.m. Eastern Time, at the Fund’s offices at One Financial Way, Montgomery, Ohio 45242 (and at any adjournments of that meeting) as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting.
VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON AUGUST 10, 2006.
There are three ways to provide your voting instructions. Your telephone or Internet vote authorizes Ohio National to vote your interests in the same manner as if you marked, signed and returned your voting instruction form.
TO VOTE BY TELEPHONE
1)	Read the Proxy Statement and have the Voting Instruction Form at hand.
2)	Call toll-free 1-888-221-0697.
3)	Follow the simple recorded instructions.
TO VOTE BY INTERNET
1)	Read the Proxy Statement and have the Voting Instruction Form at hand.
2)	Go to www.proxyweb.com.
3)	Follow the simple on-line instructions.
TO VOTE BY MAIL
1)	Read the Proxy Statement.
2)	Check the appropriate box on the reverse side of the Voting Instruction Form.
3)	Sign and date the Voting Instruction Form.
4)	Return it in the postage-paid envelope provided.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

1.	a.	To elect James A. Bushman as a Director:	☐	☐	☐

	b.	To elect Joseph A. Campanella as a Director:	☐	☐	☐

	c.	To elect L. Ross Love as a Director:	☐	☐	☐

	d.	To elect John J. Palmer as a Director:	☐	☐	☐

	e.	To elect George M. Vredeveld as a Director:	☐	☐	☐

* To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the Nominee’s number on the line below.

____________________

			FOR	AGAINST	ABSTAIN

2.	To approve an amended Investment Advisory		☐	☐	☐
Agreement with Ohio National Investments, Inc.:

SIGNATURE
                                                                                                     , 2006
DATE
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, name and indicate the signer’s office. If a partner, sign in the partnership name.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.